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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  June 16, 2006

MERRILL LYNCH MORTGAGE INVESTORS, INC. (as Depositor under the Pooling and Servicing Agreement, dated as of May 1, 2006, providing for the issuance of C-BASS Mortgage Loan Asset Backed Certificates, Series 2006-CB4)

         C-BASS Mortgage Loan Asset Backed Certificates, Series 2006-CB4
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
              (Exact Name of Depositor as Specified in its Charter)

               Credit-Based Asset Servicing and Securitization LLC (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                     333-130545               13-3416059
  (State or Other Jurisdiction           (Commission           (I.R.S. Employer
       Of Incorporation)                File Number)         Identification No.)

        250 Vesey Street
    4 World Financial Center
           28th Floor
          New York, NY                                              10080
(Address of Principal Executive                                   (Zip Code)
            Offices)

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Events.

     The Registrant registered issuances of C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB4 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-130545 (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $483,150,000 in aggregate principal amount in connection with Certificates designated as the Class AV-1, Class AV-2, Class AV-3 and Class AV-4 Certificates.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 31, 2006, as supplemented by the Prospectus Supplement, dated May 30, 2006 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of May 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Credit-Based Asset Servicing and Securitization LLC, as sponsor (the "Sponsor"), Litton Loan Servicing LP, as servicer (the "Servicer") and U.S. Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: (i) the Class AV-1, Class AV-2, Class AV-3 and Class AV-4 Certificates, (ii) the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates, (iii) the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, (iv) the Class P Certificates, (v) the Class CE Certificates, (vi) the Class R Certificates and the Class R-X Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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ITEM 9.01. Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Not applicable.

          (d)  Exhibits:

               4.1 Pooling and Servicing Agreement, dated as of May 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, U.S. Bank National Association, as Trustee, Credit-Based Asset Servicing and Securitization LLC, as Sponsor, and Litton Loan Servicing LP, as Servicer.

               99.1 Mortgage Loan Purchase Agreement, dated as of May 1, 2006, between Credit-Based Asset Servicing and Securitization LLC, as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Tom Saywell
                                            ------------------------------------
                                        Name: Tom Saywell
                                        Title: Vice President

Date: June 16, 2006

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                            EXHIBIT INDEX

Exhibit No.                         Description                        Page No.
-----------  -------------------------------------------------------   --------
4.1           Pooling and Servicing Agreement, dated as of May 1,
              2006, among Merrill Lynch Mortgage Investors, Inc., as
              Depositor, Credit-Based Asset Servicing and
              Securitization LLC, as Sponsor, U.S. Bank National
              Association, as Trustee and Litton Loan Servicing LP, as Servicer

99.1 Mortgage Loan Purchase Agreement, dated as of May 1, 2006, between Credit Based Asset Servicing and
              Securitization LLC, as Seller, and Merrill Lynch
              Mortgage Investors, Inc., as Purchaser